EXHIBIT 99.2

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  Thomson StreetEvents (SM)                                 > > >
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  Conference Call Transcript

  CPWR - Compuware Corporation Announces Preliminary Financial Results

  Event Date/Time: Jul. 10. 2007 / 5:00PM ET

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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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CORPORATE PARTICIPANTS
Lisa Elkin
Compuware Corporation - VP - Communications & Investor Relations

Peter Karmanos
Compuware Corporation - Chairman & CEO

Laura Fournier
Compuware Corporation - SVP & CFO


CONFERENCE CALL PARTICIPANTS

Ajay Kasargod
Piper Jaffray - Analyst

Kevin Buttigieg
A.G. Edwards - Analyst

Aaron Schwartz
JPMorgan - Analyst

David Rudow
Piper Jaffray - Analyst

Doug Crook
Moors & Cabot, Inc. - Analyst


PRESENTATION

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Operator

Ladies and gentlemen, hello and welcome to the Compuware Corporation teleconference. At the request of Compuware, this conference is being recorded for instant replay purposes. At this time, I'd like to turn the conference over to Ms. Lisa Elkin, Vice President of Communications and Investor Relations for Compuware Corporation. Ms. Elkin, you may begin.

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Lisa Elkin  - Compuware Corporation - VP - Communications & Investor Relations

Thank you very much, Bob, and good afternoon, ladies and gentlemen. With me this afternoon are Peter Karmanos, Jr., Chairman and CEO; and Laura Fournier, Senior Vice President and Chief Financial Officer. Certain statements made during this conference call that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are forward-looking statements within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of this conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements are based on our current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake and expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.

For those of you who do not have a copy, I will begin by summarizing the press release. Peter will then provide preliminary information regarding the quarter. We will then open the call to your questions. Compuware Corporation today announced preliminary financial results for its first quarter ended June 30, 2007. Compuware expects fiscal 2008's first quarter total revenue of approximately $278 million, based on software license revenue of approximately $47 million, maintenance revenue of approximately $113.5 million, and professional services revenue of approximately $117.5 million. The Company expects break even earnings per share this quarter. Compuware also announced today that President and Chief Operating Officer of products, Hank Jallos, has resigned from his role at the Company effective immediately. In the near term Mr. Karmanos will work closely with the product sales management team to improve results and to ensure a smooth transition in sales efforts.


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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I would now like to turn the call over to Pete. Pete?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Thanks, Lisa. Over the past few quarters I've talked with employees, investors -- and investors about Compuware's need to change. The Company results over that time period have been solid but not spectacular. Today's preliminary first quarter results unfortunately highlight the need for us to change more than ever. I am very troubled about the Company's lack of sales execution and I simply won't allow it to continue. With that in mind, Compuware will quickly undertake a number of concrete actions to improve sales execution.

One, I've worked with Compuware's business transformation team and with the Company's executive leadership to develop a new sales model for the Company that will increase Compuware's agility, responsiveness and ability to sell at the most competitive and highest levels. Two, to ensure the rapid and effective implementation of this model and the smooth transition of Compuware product sales efforts I will personally lead the product sales organization in the near term. Three, in the next few weeks Compuware's key product sales leaders will meet at the Company's headquarters. At these meetings I will clearly communicate the direction of the Company sales efforts, ensure that sales management works aggressively in support of that direction. Four, I have accepted the resignation of Compuware President and Chief Operating Officer of products, Hank Jallos, effective immediately. Through these actions Compuware will tear down what's not working about its product sales effort and will build its sales process to deliver predictable and repeatable successes.

The Company has great products and services, and even in a ridiculously bad quarter we had areas of achievement around the globe. We will implement a new model for building on such successes and for replicating them every where the Company does business. In the meantime I plan to increase the aggressiveness of the Company's cost-cutting efforts. On an annualized basis I now expect to reduce the Company's costs by between $90 million and $100 million by the end of the fiscal year. Most of these reductions -- cost reductions will takes place in the Company's product organization. While Compuware generally does not provide quarterly guidance, I want to remind our investors that Q2 is also a difficult quarter, and additionally we'll still be in the process of restructuring its business and incur additional restructuring costs in Q2.

I will now answer any questions you might have about these preliminary results. Please keep in mind the Company has not yet completed its audit for the quarter, so I have few additional specifics to share at this time. Lisa?

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Lisa Elkin  - Compuware Corporation - VP - Communications & Investor Relations

Thank you very much, Pete. At this time, ladies and gentlemen, we'll be happy to take your questions.


QUESTION AND ANSWER


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Operator

(OPERATOR INSTRUCTIONS) Our first question comes from the line of [Ajay Kasargod]. Please go ahead.

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Ajay Kasargod  - Piper Jaffray - Analyst

Thank you very much. Peter, I just wanted to know, just on your -- just basically what happened in terms of the license revenue. Is it an issue of competition, is it an issue of product acceptance? If you could provide us a little bit more understanding on -- I know you mentioned it's sales execution, but could you provide us a little bit more color on why license revenue was not where you'd like it to be?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You know, it's very confusing because we lost most of the stuff that we thought we would get in this quarter in the last few days in the quarter. And we've been around a long time. We know how to run a software business. We understand sales cycles, and it was just -- absolutely blew everybody away how bad the quarter ended up. We think our products are very well accepted, which adds to the mystery. We have reduced


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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competition  in most areas.  We constantly  win against any  competition  in the mainframe area and we have some very energetic and quality people that were top performers last year that had goose eggs this quarter.

It's very strange, but I am going to re-instill a sense of optimism. We had some very negative thinking going on in the business, and some decision making in a timely fashion to help people with their comp plans and sales strategies and things like that. In addition, I don't think our organization, which really went back to the way we were organized in the late 90s and early 2000s, was serving us well and was top heavy and burdensome and not very agile. I think that we can change that very quickly. The business transformation team or the people that are charged with transforming the business, which makes sense, have put together sales models and have worked with our sales leaders to make sure that we're a heck of a lot better at execution.

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Ajay Kasargod  - Piper Jaffray - Analyst

Okay, and just one quick follow up. I know that you're going to -- I know that you've discussed with us in the past the need to cut R&D and your plans to do so, or to cut a lot of your spend; I think much of it in the product development area. I think a lot of it is more streamlining, but due to what's going on and having poor license results in this quarter, will there need to reinvigorate some spend in R&D on the products and the --?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

No, no. That's really - we do not have a technology problem. We have really great products and the people -- the deal size when they occur is getting larger and we're getting general acceptance standing alone in some areas of having high-quality, real value-generating products, so it really makes it frustrating. And we don't have to spend a lot of money in investing in those products. We have made that spend, and we have outstanding people left that are working on those products every day, but we don't need to put another $10 million or $20 million into them at all. As a matter of fact we're looking at ways of streamlining that effort even more so.

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Ajay Kasargod  - Piper Jaffray - Analyst

Okay, thank you.

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You're welcome.

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Operator

Thank you, sir. We now have a question from the line of Kevin Buttigieg, and your line's open, Kevin.

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Kevin Buttigieg  - A.G. Edwards - Analyst

Thank you. Maybe a little devil's advocate here, but you talk in the press release about the restructuring that you were undertaking in the quarter as having had a negative effect on the quarter, but now obviously talking about what sounds like a much more extensive restructuring as a reaction to the quarter including, obviously, management change in positions as well as more significant cost-cutting. How do you guard against that situation not being more disruptive on a going-forward basis?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You have to be here to understand how disruptive it was or wasn't. People were like suspended in time trying to figure out what's going on, but our top performers and our management understands that we have to change the way we do business to understand that these cuts are necessary. I've got the full commitment of the Company going forward with this and all of my senior management, and it may affect -- and like I said in the press release, it may affect Q2 as well, but I believe we still will make our between $0.60 and $0.70 this quarter. We will get over this year -- excuse me -- and we will get our cash flow numbers as well. So on one hand you don't like going through this.


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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It's very  painful.  It's very hard for me to have  Hank  resign.  We've  worked together for over 20 years. We've done a real good job over those years, so that's very difficult, but we've got to move forward. We know we can get our goal of $250 million out of the Company. We know we're going to do $100 million this year. We've pinpointed where we have to be more aggressive, and we may risk a few cents in the coming quarter, but we will end up the year, as we have for the last two years, either beating our target or at least meeting it, and that target is $0.60 to $0.70.

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Kevin Buttigieg  - A.G. Edwards - Analyst

Okay. And could you describe where the cost savings might be coming from, the incremental cost savings?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Oh, yes. We're going to get most of the non-performing sales people out of here and a lot of our tech support that isn't really good. We have some outstanding people and they're paying the price for some mediocrity that we allowed to stay in the organization and most of it's coming out of sales and marketing. If you look at our numbers -- our expense numbers when we do the final quarter, almost -- it's easily the area that we spend the most money in. And in fact we spent about $8 million this quarter in sales and marketing less than what the plan was and we think we can take significant amounts of stuff out of there and reward our top performing people at a higher percentage.

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Kevin Buttigieg  - A.G. Edwards - Analyst

Okay. And then does any of this influence your thinking on stock buybacks or should we expect that to continue as it has?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

We're going to continue buying back stock. It's one of the best investments we can make with our cash.

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Kevin Buttigieg  - A.G. Edwards - Analyst

Okay. Thank you.

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You're welcome.

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Operator

Thank you, Kevin. And from the line of Aaron Schwartz, your line is open, sir. Go ahead.

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Aaron Schwartz  - JPMorgan - Analyst

Good afternoon. Given some of the changes that you talked about at the management level and some of the changes that we can look to for Q2, has there been any change of thought to possibly looking outside of the Company for bringing in management?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Yes. I'm going to go to my board and talk to them about all the different areas that we should be looking on the outside, all right? Selling software and dealing with culture of a business is a difficult balance and we're going to do our best. I think we have a good team in place. If I could find a really top-notch sales guy who wants to eventually become CEO, I'd be more than happy to bring him in, especially with my board's approval.


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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Aaron Schwartz  - JPMorgan - Analyst

Okay, great. And given the results in Q1, I know you briefly talked about some of the targets for the year, but what would be a trigger maybe to change your methodology in guidance, at least during the transitory period?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

If we had positive evidence something was affecting our business other than just executing on the backlog that we have, I would change it. I would have a call and change it immediately, but we have three of, I think, the hottest distributed products in the business, and we have a great story around our mainframe and using some of our mainframe tools as a solution, and there's been nothing that I saw this quarter to dissuade me that we can't make our numbers. It's sort of crummy. We had a horrible quarter, and we lost about $0.05 off of where we -- I think we should have been, but if we hit our -- just hit our license numbers, we would have made the numbers. So we don't have anything -- we have something that is wrong, and we're trying to fix that as rapidly as we can, but we don't have any external stuff that is beating us up. IBM is not winning on any of the mainframe stuff. Mercury/s gone to sleep since it's gone to HP. Our Vantage product is just outstanding, and our Changepoint product line is very, very promising. People are -- our customers are delighted with it, and our services business has been turned around, and Covisint had a tremendous quarter.

You know, our UK office exceeded plan this quarter. We had a sales person selling the Vantage product that made his quota for the year in the first quarter, but those obviously were few and far between. But there are things that you say, gee, we've got these anomalies where people are doing really, really well, and then we've got the flatness in the rest of the business, and it's very frustrating. And that's why I say it is a sales execution problem, not a technology problem, not a competition problem. It's a problem that we can handle, but there is a sense of urgency and enthusiasm and a positive outlook that needs to be interjected back in the Company and I plan to do that -- all that stuff.

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Aaron Schwartz  - JPMorgan - Analyst

Okay. thank you, that's helpful. And then given that these are just preliminary results and what you said at the outset, I understand that the audit's not complete, but can you help us out at all with maybe the distributed or mainframe mix or cash from operations in the quarter, or is it just too early?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

It's just too early for some of that, but the biggest problem was, I think, on the mainframe side. And I guess it -- again it's our old bug-a-boo about capacity and we do have some plans to fix that once and for all. And we think it can be done by increasing revenues and cash flow over the next two or three years and then being out of the capacity business, which will make us much more good citizens as far as our client base is concerned.

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Aaron Schwartz  - JPMorgan - Analyst

Okay. Thanks for taking my questions.

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Operator

Thanks, Aaron. We now have a question from the line of David Rudow. Go ahead.

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Lisa Elkin  - Compuware Corporation - VP - Communications & Investor Relations

Hello, are you there?

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David Rudow  - Piper Jaffray - Analyst


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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Yes, can you hear me?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Yes.

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David Rudow  - Piper Jaffray - Analyst

Okay. How many sales people did you start the quarter with in total?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

430.

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David Rudow  - Piper Jaffray - Analyst

And what changes did you make to the sales force at the beginning of the fiscal year?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

We got rid of about 60 or 70 people.

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David Rudow  - Piper Jaffray - Analyst

And that brought you down to the 430?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Yes. We're going to be able to reduce that significantly and not lose any capacity.

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David Rudow  - Piper Jaffray - Analyst

And what do you think the optimal size of the sales force is?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

I don't know yet.

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David Rudow  - Piper Jaffray - Analyst

And if you look at that 430, what percent of that is dedicated to mainframe versus distributed?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

About 95 of them are mainframe worldwide and the rest are distributed.

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David Rudow  - Piper Jaffray - Analyst


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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And what's the average quota for a distributed sales person?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

$1.2 million.

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David Rudow  - Piper Jaffray - Analyst

What do you think it should be?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

About $1.8 million and it should be half the number of sales people we currently have with bigger territories, and we would like very much to get our productivity to a point where it's not embarrassing to talk about per sales person. Don't ask me what it is because I don't want to talk about it yet until I have the final number.

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David Rudow  - Piper Jaffray - Analyst

Why do you think that productivity on the distributed side has been so lackluster over the years?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Because we have a group of sales people and we have quite a few that don't work really hard, all right? You can't win in this business unless you understand that it is 50, 60-hour work week, not a 25 to 35-hour work week and that's got to change, and I plan to change it very quickly.

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David Rudow  - Piper Jaffray - Analyst

And did you make change to the comp between the base and the commission pay?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Not as much as we should have, all right, and as a matter of fact one of the problems I have is that some of the comp plans still aren't done, but I want more leverage on -- I'd much rather pay a sales person $300,000 a year with a base pay of $60,000 and leverage the rest of their pay and payment drawn on it to -- all that and have them make quota than pay a bunch of people $90,000 a year, have them comfortable on it and squeak along at 20% or 30% of quota. And getting that simple concept across has been extremely difficult, so I'm fixing it.

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David Rudow  - Piper Jaffray - Analyst

And how do you fix that? Do you just go in and say everybody --?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You go in to your sales people and say, look we're going to continue to pay you at the rate that you're currently making, but this portion of it now is a nonrefundable draw and after a certain period of time that's going to drop off, but we're going to increase your upside significantly to pay you for the risk that you're taking in base pay. It's that simple and people will listen to that, and your top performers will be delighted and want bigger quotas and larger territories and more products, which is one of the ways we're going to streamline the sales staff.

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David Rudow  - Piper Jaffray - Analyst


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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So it sounds like ideally or optimally you could see a sales force of 130 to 150 people on the distributed side?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You could.

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David Rudow  - Piper Jaffray - Analyst

Okay, okay. And who's going to be running worldwide sales in the interim with Hank leaving?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

I am.

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David Rudow  - Piper Jaffray - Analyst

Okay. How long do you think that you'll run sales? Is it just until you find somebody or until you think things are fixed?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

Until I think things are fixed or I find somebody.

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David Rudow  - Piper Jaffray - Analyst

Okay, okay. And then what -- how much stock did you buy back during the quarter?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

How much stock did you buy back?

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Laura Fournier  - Compuware Corporation - SVP & CFO

We bought back $48 million worth, 4.81 million shares.

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David Rudow  - Piper Jaffray - Analyst

What's left now between the two different programs?

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Laura Fournier  - Compuware Corporation - SVP & CFO

We still have -- we still have our authorization to cover us through the next quarter easily. I don't have the exact numbers updated, but the board will willingly authorize more if we need it.

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David Rudow  - Piper Jaffray - Analyst

And then, Pete, not to beat the sales force thing up, do you think the problem is on the distributed or on the mainframe side? Which side is worse?


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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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Peter Karmanos  - Compuware Corporation - Chairman & CEO

I think we just have a general execution problem, and I think the people running the mainframe would say that they have that problem and distributed people would say they have that problem as well. Neither one is worse. They're both bad.

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David Rudow  - Piper Jaffray - Analyst

Because the mainframe -- as you said earlier it's a lumpy business; there's capacity issues, there's pricing issues. But on distributed with the rich products that you have, it's kind of open game?

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Peter Karmanos  - Compuware Corporation - Chairman & CEO

You know, it's mystifying to me, that's why I'm getting very close to it, and that's why I'm going to run it, and that's why we're changing the way we're organized and we'll change the way we pay people because there is no logical reason for the short fall in this quarter. We should have had a gang buster quarter. It's even worse than the numbers look from my point of view.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Have you changed your view on what cash flows should be for the year based on what guidance you gave last quarter?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

No.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Okay. What's the impact from Hank leaving? Is it a big cash impact as well?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

No, we don't have any golden parachutes here.

--------------------------------------------------------------------------------
David Rudow  - Piper Jaffray - Analyst

Okay. Thank you very much for your patience with my questions.

--------------------------------------------------------------------------------
Operator

Thank you, David. We do have a question from the line of Doug Crook. Please go ahead.

--------------------------------------------------------------------------------
Doug Crook  - Moors & Cabot, Inc. - Analyst

Thank you. Sounds like it's a little disorienting with the news still being new. I'm wondering if -- how much do you think is due to exposure to the Michigan economy?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO



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                                                                FINAL TRANSCRIPT
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Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware  Corporation  Announces  Preliminary
Financial Results
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Very  little.  We truly  are a global  company.  As a  matter  of fact,  our top performers on the Vantage side, which is one of the things that I would really -- makes you really curious. We're all here in Detroit, so here we're sitting in the worst economy in the country, and last year our top Vantage sales people were here, so it really makes you wonder. But with the business we're doing at General Motors, it has more than offset any other exposure we might have to the economy here. So I'd like to be able to pinpoint it and blame it and say it's -- oh, we're in Michigan and it's Michigan's economy, but that is not the problem.

--------------------------------------------------------------------------------
Doug Crook  - Moors & Cabot, Inc. - Analyst

Does the Company still plan to break out the results for Covisint?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

Yes.

--------------------------------------------------------------------------------
Doug Crook  - Moors & Cabot, Inc. - Analyst

And I think I heard you say, but I am not sure, so the comp plans for fiscal '08 have not yet been completed?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

Yes, that's true, but they will be completed by the end of this week, I believe.

--------------------------------------------------------------------------------
Doug Crook  - Moors & Cabot, Inc. - Analyst

And I know it's an old bugaboo, but I'm wondering if you could just give a high-level abstraction of the capacity issue and where you think that -- what's the state of the market today or what's the state of where things are at today?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

What we're going to do is solve our capacity problem by getting out of the capacity business and go back and sell some -- I don't want to say universal, but a type of a universal contract that they pay us once and then we're over with it. And we think we can do a nice job for our customers that'll be nice for our Company. We'll get some additional revenue and our customers will be more happy, and the competition won't have that to pick on us with. It seems like a very simple solution, but it's been blocked for a long time.

--------------------------------------------------------------------------------
Doug Crook  - Moors & Cabot, Inc. - Analyst

Is that a perpetual license you're referring to?

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

Yes, with no -- with unlimited upgrades.

--------------------------------------------------------------------------------
Doug Crook  - Moors & Cabot, Inc. - Analyst

Okay, that's very helpful. Thanks very much.

--------------------------------------------------------------------------------
Peter Karmanos  - Compuware Corporation - Chairman & CEO

You're welcome.


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

                                                                FINAL TRANSCRIPT
--------------------------------------------------------------------------------
Jul. 10. 2007 / 5:00PM ET, CPWR - Compuware Corporation Announces Preliminary Financial Results
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Operator

Thank you. Ladies and gentlemen, we will now conclude the question-and-answer portion of today's conference call, so I'd like it turn the call back over to Ms. Lisa Elkin. Go ahead.

--------------------------------------------------------------------------------
Lisa Elkin  - Compuware Corporation - VP - Communications & Investor Relations

Thank you very much. At this time, ladies and gentlemen, we will adjourn this conference call. Thank you very much for your time and interest in Compuware, and we hope you have a pleasant evening.

--------------------------------------------------------------------------------
Operator

Ladies and gentlemen, this conference will be available for replay after 8:30 p.m. today through July 17th. You may access the AT&T teleconference replay system at any time by dialing 800-475-6701 and entering the access code 880488. International participants can dial 320-365-3844. Those numbers again are 800-475-6701 and 320-365-3844, access code 880488. You may now disconnect.


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